EXHIBIT 10.35

                          Assignment Agreement between
             CNL Hospitality Corp. and CNL Hospitality Partners, LP
                   relating to the Courtyard - Palm Desert and
                         the Residence Inn - Palm Desert

                             ASSIGNMENT OF CONTRACT


         FOR AND IN CONSIDERATION of the sum of TEN AND NO/100 DOLLARS ($10.00) and of other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the undersigned CNL HOSPITALITY CORP., a Florida corporation (hereinafter referred to as "Assignor"), does hereby transfer, set over, assign and convey unto CNL HOSPITALITY PARTNERS, LP, a Delaware limited partnership (hereinafter referred to as "Assignee"), and Assignee hereby assumes, all of Assignor's rights, interests, privileges, duties and obligations in, to and under, that certain Palm Desert Courtyard and Residence Inn Purchase and Sale Agreement dated January 19, 2000, between Assignor, as Buyer, and PDH ASSOCIATES LLC, a Utah limited liability company, as Seller, as amended by that certain Letter Agreement dated March 9, 2000, that certain Palm Desert Courtyard and Residence Inn Amendment to Purchase and Sale Agreement with an Effective Date of March 21, 2000, that certain Letter Agreement dated May 2, 2000, and certain Letter Agreement dated May 12, 2000, that certain Letter Agreement dated May 19, 2000 and that certain Letter Agreement dated June 12, 2000 (hereinafter referred to collectively as the "Contract") with respect to the sale of that certain parcel of land and improvements lying and being situate in Palm Desert, Riverside County, California, being more particularly described in the Contract, together with all of Assignor's right, title and interest in and to the Property described in said Contract and all rights, powers and privileges conferred by the Contract upon Assignor, as Buyer therein, and Assignor hereby authorizes Assignee to exercise said rights, powers and privileges in as full a manner as Assignor is authorized to exercise the same; provided, however, the earnest money deposit paid by Assignor under the Contract shall not be assigned hereby and shall be returned to Assignor upon Closing.

         This Assignment shall be binding upon Assignor and its successors and assigns, and shall inure to the benefit of Assignee and its successors and assigns.

         IN WITNESS WHEREOF, Assignor has caused this Assignment to be executed in its name by its duly authorized officer on this 16th day of June, 2000.

                                       ASSIGNOR

                                       CNL HOSPITALITY CORP.,
                                       a Florida corporation

                                       By:  /s/ C. Brian Strickland
                                       Name:  C. Brian Strickland
                                       Title:  Senior Vice President

                                       ASSIGNEE

                                       CNL HOSPITALITY PARTNERS, LP,
                                       a Delaware limited partnership,

                                           By:  CNL HOSPITALITY GP CORP.,
                                                   a Delaware corporation,
                                                     General Partner

                                           By:  /s/ C. Brian Strickland   [SEAL]
                                                 C. Brian Strickland
                                                 Vice-President, Finance and
                                                 Administration